                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2009

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JUNE 30, 2009

(unaudited)

Worldwide Insurance Trust

          WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2009, and are subject to change.

Dear Shareholder:

The Initial Class shares of the Worldwide Real Estate Fund gained 12.11% for the six months ended June 30, 2009. The Fund significantly outperformed the 5.63% advance in the total return posted by the Fund’s benchmark, the S&P® Developed Property Index.1 It is well worth noting that the Fund outpaced the broad international equity market, as measured by the MSCI EAFE Index,2 which rose 8.06% during the six-month period.

In a complete reversal from 2008, domestic REITs‡ and real estate companies underperformed global real estate investments during the first half of 2009, as indicated by the 12.43% decline of the Morgan Stanley Capital International (MSCI) US REIT Index3 as compared to the 5.63% rise in the S&P Developed Property Index. As always, the Worldwide Real Estate Fund takes a global approach to real estate investing, seeking out the most compelling real estate investments wherever they may be. At June 30, 2009, approximately 58% of the Fund’s assets were invested outside the U.S.

Market and Economic Review

The strong relative performance of the worldwide real estate securities market masks what was truly two distinct periods during the six months ended June 30, 2009.

During the first quarter, a multitude of headwinds weighed on the sector, such that the S&P Developed Property Index significantly underperformed both the broad U.S. and international equity markets. The deteriorating global economic environment and rising unemployment led to downward pressure on occupancies, rents and property values. Further, despite efforts by governments around the world to boost lending, the credit markets in most countries remained dislocated with access to capital not only limited, but costly. This resulted in investors placing even greater scrutiny on balance sheet risk and penalized companies with high leverage levels and near-term refinancing risks. Indeed, real estate companies suffered from somewhat indiscriminate selling during the first quarter, as investors punished those companies with liquidity concerns. In response to this challenging environment, companies reacted by pulling back on development pipelines, selling assets and/or reducing their dividends. Some companies not only cut their cash dividends but were also paying out a portion of the dividend in equity rather than cash, especially in the U.S. Property shares bottomed in the first half of the year in mid-March and subsequently began the recapitalization process despite deteriorating fundamentals. Many U.S. REITs, particularly those companies with refinancing concerns, deleveraged their balance sheets through equity issuances. U.K. and Australian companies also raised significant funds. While dilutive in the near term, investors reacted positively to improved balance sheets and to real estate companies’ ability to look past liquidity concerns to longer-term fundamentals and asset values.

During the second quarter, worldwide real estate securities posted a remarkable comeback. The main drivers of REITs’ strong performance during these months included an improved macroeconomic environment. Fears of a systemic collapse in the banking sector calmed. Deterioration in most major economies slowed. Signs of modest improvement in the capital markets appeared. Successful REIT equity offerings that totaled more than $30 billion globally, largely removed the prospect of looming liquidity issues for many companies.

Of the three major real estate regions, Asian real estate stocks were by far the strongest on a relative basis. Within Asia, Hong Kong/China and Singapore were the best performers; Japan, Australia and New Zealand produced positive returns but lagged the S&P® Asia Pacific Property Index.4 European real estate stocks generated positive returns but trailed the S&P Developed Property Index. Within Europe, the major markets of France and the Netherlands outpaced the S&P® Europe Property Index.4 The U.K. and Sweden actually lost ground. Throughout both Asia and Europe, the smaller emerging real estate markets tended to outperform the more major real estate markets. North American real estate stocks generated a double-digit decline, dragged down solely by the U.S. real estate market. Canadian real estate stocks produced strong double-digit gains, materially outperforming the S&P® North America Property Index.4 Within the U.S., lodging REITs generated the best returns by a significant margin. Lodging REITs rallied particularly robustly during the second quarter, as they have the shortest lease term of any real estate subsector and its demand drivers are highly sensitive to the economy. Freestanding retail, regional malls and manufactured homes managed to eke out modest gains during the semi-annual period. However, all other subsectors lost ground, with focused industrial, shopping center and diversified REITs lagging most during the six-month period. Office, apartment, health care, and self-storage REITs performed roughly in line with the MSCI US REIT Index.

Fund Review

Country allocation and stock selection overall were positive contributor to the Fund’s semi-annual results. In terms of its regional weightings, the Fund had its largest single allocation to investment in the U.S. during the period (33.8% of Fund net assets†). Still, the Fund had an underweighted position in the U.S. market relative to the benchmark. Thus, since the U.S. was one of the worst-performing real estate markets for the period, as discussed above, this positioning helped results. Sector allocation and individual stock selection within the region further boosted performance.

For example, material exposure to the hotel subsector, the best-performing segment of the U.S. market, contributed positively as did a significant allocation to mortgage REITs.

Also contributing positively to performance were underweighted allocations to Australia (2.8% of Fund net assets†) and the U.K. (2.7% of Fund net assets†) and exposure to several emerging markets (20.3% of Fund net assets†). An underweighted position in continental Europe (4.7% of Fund net assets†) also benefited the Fund’s results.

Detracting somewhat from the Fund’s relative results were underweighted allocations to Canada (9.5% of Fund net assets†), Hong Kong/China (12.7% of Fund net assets†) and Singapore (sold at half year), which were among the strongest performing markets during the period, and an overweighted position in Japan (17.8% of Fund net assets†), which lagged.

From an individual security perspective, one of the top contributors to the Fund’s performance for the period was the U.S.’ Walter Investment Management (4.8% of Fund net assets†), whose shares soared 108.8% during the semi-annual period. Walter Investment Management was a newly spun-out mortgage REIT available at an extremely attractive valuation. Hong Kong-based real estate operator and developer Tian An China Investment (1.4% of Fund net assets†) was also an outstanding contributor to the Fund’s results. Tian An China Investment’s shares, up 112.6%, surged on broad strength in the Chinese economy and the Chinese property market, which, in turn, were bolstered by the Chinese government’s stimulus package. One of the Fund’s biggest detractors in 2008, Tian An China Investment’s stock valuation was viewed widely as overly depressed. Another strong performer for the Fund during the semi-annual period was the U.S.’ Sunstone Hotel Investors (2.1% of Fund net assets†). Sunstone Hotel Investors’ shares rose 103.4% in the second quarter, benefiting not only from the broad brush of a strong lodging sector amidst a slightly improving economy but also by its equity offering and asset sales that helped this particular REIT’s liquidity profile. Both Sunstone Hotel Investors and Walter Investment Management were new additions to the portfolio during the semi-annual period, additions that clearly benefited the Fund’s results.

Performance detracting included two U.K. diversified REITs—Land Securities and British Land (1.1% and 1.6% of Fund net assets†, respectively). These companies saw their shares decline 32.4% and 1.6%, respectively, during the semi-annual period on broad weakness in the U.K. property market and poor liquidity conditions. Shares of Germany’s IVG Immobilien (0.8% of Fund net assets†) fell 21.7% during the six-month period. IVG Immobilien, Germany’s largest commercial real estate company, focuses on office buildings, commercial and construction of storage capacities for oil and gas in underground salt domes in order to rent them to energy companies and state owned oil agencies. During the period, its stock dropped due to disappointing earnings reports and news that it would seek loan guarantees of $420 million from the German government.

During the semi-annual period, we made only a few changes to the portfolio. We added to the Fund’s positions in U.S. mortgage REIT Annaly Capital Management (6.6% of Fund net assets†) and Canada’s TimberWest Forest (3.8% of Fund net assets†). Besides its operations as a wood product company, TimberWest Forest holds about 6,000 hectares of properties that are being made available for real estate development purposes. In addition to those purchases mentioned above, we also established new Fund positions during the period in U.S. industrial REIT Prologis, U.S. mortgage REIT Chimera Investment and U.S. commercial real estate services firm CB Richard Ellis Group (0.9%, 1.0% and 1.0% of Fund net assets†, respectively). Any changes in regional or country allocations during the period were due primarily to appreciation or depreciation in the value of the Fund’s individual holdings. Overall, the Fund maintained a defensive stance with a relatively high cash position (8.4% of Fund net assets†).

It is important to remember that as a diversified portfolio of global real estate securities, the Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remained concentrated in North American real estate companies, we continued to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends. We intend to continue to seek exposure to non-traditional real estate companies that offer potential downside protection based on assets.

* * *

For the near term, commercial property in the U.S. will likely remain challenged, as higher jobless claims hurt the office and apartment subsectors especially. We expect financing to remain difficult, vacancies to increase and capitalization rates, the percentage number used to determine the current value of a property based on estimated future operating income, to go higher. Internationally, the U.K. real estate market is anticipated to take even longer to recover than the U.S. real estate market, but Asia and several of the emerging markets are anticipated to remain more robust.

Over the longer term, we are generally constructive in our view for the real estate market going forward. At the end of the semiannual period, property sales activity levels were very low, making it difficult to assess current markets values for real estate assets. However, we feel that much of the expected declines in fundamentals and asset values were already priced into REITs at the end of June. In addition, the rebound in REIT shares from March through June 2009 may be indicating a bottom in the property market. Further, following the second quarter’s equity recapitalizations, most REITs, we believe, are better positioned than the private real estate market to access properties for sale at reasonable prices. The limited amount of new supply in most regional markets gives us further reason for optimism. With less commercial real estate being built currently, when the economic recovery ensues and demand revives, the turnaround for existing real estate should be relatively compelling. Of course, the timing of such a turnaround has yet to be seen.

Maintaining a long-term perspective, we believe that REITs continue to be one of the most effective ways to give exposure to the real estate sector. In addition to providing long-term opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund’s investments are subject to the risks associated with investments in the real estate market and REITS. These risks could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. The Fund is subject to risks associated with investments in emerging market securities, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert Portfolio Manager

July 20, 2009

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits

‡

A real estate investment trust (REIT) is a tax-designation for a company, usually traded publicly, that holds a portfolio of real estate and/or real estate-related assets and is required to distribute substantially all of its income to its shareholders.

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The S&P® Developed Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

[2]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
[3]

The MSCI (Morgan Stanley Capital International) US REIT Index is calculated with dividends reinvested. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

[4]	The S&P® Asia Pacific Property Index, the S&P® Europe Property Index and the S&P® North America Property Index are each subsets of the S&P® Developed Property Index.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments. Portfolio is subject to change.

8

TOP TEN EQUITY HOLDINGS*
June 30, 2009 (unaudited)

Mitsubishi Estate Co. Ltd. (Japan, 7.8%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Annaly Capital Management, Inc. (U.S., 6.6%)

Annaly Capital is a REIT which owns and manages assets and funds on behalf of institutional and individual investors worldwide. The company manages a portfolio of mortgage backed securities, including mortgage pass through certificates, collateralized mortgage obligations, and other securities.

Hang Lung Properties Ltd. (Hong Kong, 6.6%)
Hang Lung Properties, through its subsidiaries, invests in, develops and manages properties. The company also manages parking lots

Sumitomo Realty & Development Co. Ltd. (Japan, 5.8%)

Sumitomo Realty develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Walter Investment Management Corporation (U.S., 4.8%)

Walter Investment Management is a mortgage REIT. The company is focused on the purchase and securitization of single family mortgage loan pools and subordinate mortgage-backed securities purchased in bulk directly from financial institutions.

Mitsui Fudosan Co. Ltd. (Japan, 4.2%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf places, and provides financial services such as securitization of real estate properties.

TimberWest Forest Corp. (Canada, 3.8%)

TimberWest Forest is a private timberland owner operating in western Canada. The company owns timber growing lands and two lumber manufacturing facilities, and has rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

Desarrolladora Homex S.A. de C.V. (Mexico, 3.8%)

Desarrolladora Homex operates as a vertically integrated home builder. The company purchases tracts of land, designs, constructs and markets homes for the lower and middle income markets and assists clients with obtaining mortgages.

9

TOP TEN EQUITY HOLDINGS*
June 30, 2009 (unaudited) (continued)

Post Properties, Inc. (U.S., 3.8%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Boston Properties, Inc. (U.S., 3.4%)
Boston Properties is a REIT that develops, redevelops, acquires, manages, operates and leases office and hotel properties. The company holds properties in the United States.

*Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

10

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009

Initial Class	Actual	$1,000.00	$1,121.10	$5.79
	Hypothetical**	$1,000.00	$1,019.34	$5.51

Class R1	Actual	$1,000.00	$1,121.80	$5.79
	Hypothetical**	$1,000.00	$1,019.34	$5.51

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2009) of 1.10% on the Initial Class Shares and 1.10% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

11

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.6%
Argentina: 1.4%
35,000	IRSA Inversiones y Representaciones (GDR)	$167,650

Australia: 2.8%
61,324	Lend Lease Corp. Ltd. #	345,101

Canada: 9.5%
43,375	Brookfield Properties Corp. (USD)	345,699
70,800	Killam Properties, Inc.	365,215
163,800	Timberwest Forest Corp.	477,395

		1,188,309

China/Hong Kong: 12.7%
30,000	Cheung Kong Holdings Ltd.	343,024
250,000	Hang Lung Properties Ltd. #	823,258
20,000	Sun Hung Kai Properties Ltd. #	248,356
360,000	Tian An China Investment Co. Ltd. #	180,530
120,000	Tian An China Investment Co. Ltd. Warrants
	(HKD 10, expiring 1/2/10) *	155

		1,595,323

France: 2.7%
2,250	Unibail - Rodamco #	336,404

Germany: 0.8%
15,000	IVG Immobilien AG #	95,837

India: 0.4%
28,000	Hirco PLC (GBP) * #	44,207

Italy: 1.2%
200,000	Beni Stabili S.p.A. #	156,921

Japan: 17.8%
59,000	Mitsubishi Estate Co. Ltd. #	979,499
30,000	Mitsui Fudosan Co. Ltd. #	520,325
40,000	Sumitomo Realty & Development Co. Ltd. #	730,348

		2,230,172

Mexico: 3.8%
17,000	Desarrolladora Homex S.A. de C.V. (ADR) *	474,130

Philippines: 2.0%
12,500,000	Megaworld Corp. #	253,045
2,000,000	Megaworld Corp. Warrants * #	16,748

		269,793

United Kingdom: 2.7%
32,160	British Land Co. PLC #	202,508
17,163	Land Securities Group PLC #	133,469

		335,977

See Notes to Financial Statements

Number of Shares		Value

United States: 33.8%
55,000	Annaly Capital Management, Inc.	$832,700
9,000	Boston Properties, Inc.	429,300
13,000	CB Richard Ellis Group, Inc. (Class A) *	121,680
35,000	Chimera Investment Corp.	122,150
10,000	Liberty Property Trust	230,400
20,300	Mesabi Trust	225,330
30,000	MVC Capital, Inc.	253,800
35,000	Post Properties, Inc.	470,400
13,500	Prologis	108,810
5,500	Public Storage, Inc.	360,140
10,000	Starwood Hotels & Resorts Worldwide, Inc	222,000
50,000	Sunstone Hotel Investors	267,500
45,000	Walter Investment Management Corp. *	597,600

		4,241,810

Total Common Stocks
(Cost: $12,912,115)		11,481,634

MONEY MARKET FUND: 8.9%
(Cost: $1,120,683)
1,120,683	AIM Treasury Portfolio - Institutional Class	1,120,683

Total Investments: 100.5%
(Cost: $14,032,798)		12,602,317
Liabilities in excess of other assets: (0.5%)		(67,169)

NET ASSETS: 100.0%		$12,535,148

ADR	— American Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
USD	— United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,066,556 which represents 40.4% of net assets.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Industry	% of Investments	Value

Apartments	11.2%	$1,418,555
Diversified	40.3	5,073,686
Forest Products	3.8	477,395
Hotels and Motels	6.0	759,293
Land	1.8	225,330
Office	16.5	2,080,735
Storage	2.9	360,140
Other	8.6	1,086,500

Total Common Stocks	91.1	11,481,634
Money Market Fund	8.9	1,120,683

Total Investments	100.0%	$12,602,317

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $14,032,798)	$12,602,317
Cash	37,578
Receivables:
Shares of beneficial interest sold	9,073
Dividends and interest	55,581

Total assets	12,704,549

Liabilities:
Payables:
Investments purchased	25,974
Shares of beneficial interest redeemed	59,106
Due to Adviser	3,470
Deferred Trustee fees	2,656
Accrued expenses	78,195

Total liabilities	169,401

NET ASSETS	$12,535,148

Initial Class Shares:
Net Assets	$9,006,881

Shares of beneficial interest outstanding	1,293,694

Net asset value, redemption and offering price per share	$6.96

Class R1 Shares:
Net Assets	$3,528,267

Shares of beneficial interest outstanding	510,334

Net asset value, redemption and offering price per share	$6.91

Net Assets consist of:
Aggregate paid in capital	$17,630,310
Unrealized depreciation of investments and foreign currency transactions	(1,430,606)
Accumulated net investment loss	(37,662)
Accumulated net realized loss on investments	(3,626,894)

$12,535,148

See Notes to Financial Statements
15

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $7,084)		$203,846
Interest		1,428

Total income		205,274

Expenses:
Management fees	$50,784
Reports to shareholders	26,938
Professional fees	9,167
Transfer agent fees – Class R1 Shares	7,880
Transfer agent fees – Initial Class Shares	6,622
Insurance	2,896
Custodian fees	2,660
Trustees’ fees and expenses	564
Other	1,426

Total expenses	108,937
Waiver of management fees	(53,065)

Net expenses		55,872

Net investment income		149,402

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		42,180
Net realized gain from foreign currency transactions		16,566
Net change in unrealized appreciation (depreciation) of investments		984,691
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(1,070)

Net realized and unrealized gain on investments		1,042,367

Net Increase in Net Assets Resulting from Operations		$1,191,769

See Notes to Financial Statements
16

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

	(unaudited)
Operations:
Net investment income	$149,402	$659,130
Net realized gain (loss) on investments and foreign currency transactions	58,746	(3,947,377)
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	983,621	(10,784,820)

Net increase (decrease) in net assets resulting from operations	1,191,769	(14,073,067)

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	—	(840,516)
Class R1 Shares	—	(309,725)

	—	(1,150,241)

Distributions from net realized capital gains
Initial Class Shares	—	(2,713,665)
Class R1 Shares	—	(999,970)

	—	(3,713,635)

Total dividends and distributions	—	(4,863,876)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	1,655,866	3,139,962
Class R1 Shares	293,503	738,212

	1,949,369	3,878,174

Reinvestment of dividends and distributions
Initial Class Shares	—	3,554,181
Class R1 Shares	—	1,309,695

	—	4,863,876

Cost of shares redeemed
Initial Class Shares	(1,375,849)	(5,867,384)
Class R1 Shares	(380,652)	(1,384,964)
Redemption fees	1,132	304

	(1,755,369)	(7,252,044)

Net increase in net assets resulting from share transactions	194,000	1,490,006

Total increase (decrease) in net assets	1,385,769	(17,446,937)

Net Assets:
Beginning of period	11,149,379	28,596,316

End of period (including accumulated net investment losses of ($37,662) and ($203,630), respectively)	$12,535,148	$11,149,379

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	261,071	296,784
Shares reinvested	—	267,433
Shares redeemed	(240,231)	(525,574)

Net increase	20,840	38,643

Class R1 Shares:
Shares sold	50,746	83,326
Shares reinvested	—	99,295
Shares redeemed	(68,114)	(115,949)

Net increase (decrease)	(17,368)	66,672

See Notes to Financial Statements
17

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Six Months Ended June 30, 2009
			Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$6.21		$16.89	$18.83	$20.78	$17.75	$13.24

Income (Loss) From
Investment Operations:
Net Investment Income	0.08		0.41	0.27	0.32	0.73	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.67		(8.13)	(0.03)	4.58	2.86	4.24

Total from Investment Operations	0.75		(7.72)	0.24	4.90	3.59	4.73

Less:
Dividends from Net Investment Income	—		(0.70)	(0.21)	(0.35)	(0.38)	(0.22)
Distributions from Net Realized Capital Gains	—		(2.26)	(1.97)	(6.50)	(0.18)	—

Total Dividends and Distributions	—		(2.96)	(2.18)	(6.85)	(0.56)	(0.22)

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$6.96		$6.21	$16.89	$18.83	$20.78	$17.75

Total Return (a)	12.11	%(e)	(55.04)%	0.89%	30.92%	21.01%	36.21%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$9,007		$7,898	$20,851	$22,099	$16,479	$28,163
Ratio of Gross Expenses to Average Net Assets	2.08	%(d)	1.53%	1.39%	1.36%	1.36%	1.45%
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.93	%(d)	3.21%	1.43%	2.11%	1.99%	3.52%
Portfolio Turnover Rate	8	%(e)	12%	35%	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	This ratio would be unchanged if any interest expense incurred during the above years was excluded.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements
18

	Class R1 Shares

	Six Months Ended June 30, 2009						For the Period May 1, 2004* through December 31, 2004

			Year Ended December 31,

			2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$6.16		$16.80	$18.73	$20.72	$17.70	$13.55

Income (Loss) From
Investment Operations:
Net Investment Income	0.08		0.41	0.27	0.32	0.41	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.67		(8.09)	(0.02)	4.54	3.17	3.97

Total from Investment Operations	0.75		(7.68)	0.25	4.86	3.58	4.15

Less:
Dividends from Net Investment Income	—		(0.70)	(0.21)	(0.35)	(0.38)	—
Distributions from Net Realized Capital Gains	—		(2.26)	(1.97)	(6.50)	(0.18)	—

Total Dividends and Distributions	—		(2.96)	(2.18)	(6.85)	(0.56)	—

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$6.91		$6.16	$16.80	$18.73	$20.72	$17.70

Total Return (a)	12.18	%(e)	(55.10)%	0.95%	30.81%	21.01%	30.63	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$3,528		$3,251	$7,745	$7,050	$5,210	$2,915
Ratio of Gross Expenses to Average Net Assets	2.30	%(d)	1.67%	1.49%	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income to Average Net Assets	2.95	%(d)	3.24%	1.46%	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	8	%(e)	12%	35%	26%	22%	29	%(e)

See Notes to Financial Statements
19

NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money Market Fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157), the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FAS 157 establishes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“Position 157-4”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. Position 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. Position 157-4 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted Position 157-4 effective June 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

Common Stocks:
Argentina	$167,650	$—	$—	$167,650
Australia	—	345,101	—	345,101
Canada	1,188,309	—	—	1,188,309
China / Hong Kong	343,179	1,252,144	—	1,595,323
France	—	336,404	—	336,404
Germany	—	95,837	—	95,837
India	—	44,207	—	44,207
Italy	—	156,921	—	156,921
Japan	—	2,230,172	—	2,230,172
Mexico	474,130	—	—	474,130
Philippines	—	269,793	—	269,793
United Kingdom	—	335,977	—	335,977
United States	4,241,810	—	—	4,241,810
Money Market Fund:
United States	1,120,683	—	—	1,120,683

Total	$7,535,761	$5,066,556	$—	$12,602,317

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and distributions to shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted FAS 161 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Forward Foreign Currency Contracts	($3,822)	—

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 3—Management Fees—Van Eck Associates Corp. (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. For the period May 1, 2008 through April 30, 2010, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets. For six months ended June 30, 2009, the Adviser waived management fees in the amount of $53,065. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2009, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $1,519,196 and $709,472, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2009 was $14,147,771 and net unrealized depreciation aggregated $1,545,454, of which $2,563,640 related to appreciated securities and $4,109,094 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2008

Ordinary income	$1,711,708
Long term capital gains	3,136,745
Return of capital	15,423

Total	$4,863,876

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2009, the aggregate shareholder accounts of four insurance companies own approximately 29%, 29%, 29% and 9% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2009, the Fund had no outstanding forward foreign currency contracts.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 2009, there were no offsets of custodial fees.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2009, there were no borrowings by the Fund under this Facility.

Note 12—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in a money market portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. For the six months ended June 30, 2009, there was no securities lending activity.

Note 13—Subsequent Event Review—The Fund has adopted FASB Statement No.165, Subsequent Events (“FAS 165”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. FAS 165, requires evaluation of subsequent events through the date of financial statement issuance. Subsequent events for the Fund have been evaluated through August 17, 2009, and there were no material subsequent events requiring disclosure.

APPROVAL OF ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2009 and June 3 and 4, 2009 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a subgroup of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

APPROVAL OF ADVISORY AGREEMENT
(continued)

•

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s annualized returns reflected underperformance relative to its Peer Group and Performance Universe averages, as well as benchmark indices, over the one- through five-year periods ended December 31, 2008. The Board also noted that the Fund’s annualized returns had outperformed its Peer Group and Performance Universe averages for the corresponding periods ended December 31, 2007 and that the Fund’s performance relative to its Peer Group and Performance Universe in 2008 was adversely affected by the Fund’s exposure to non-U.S. real estate companies. The Board concluded that the investment strategy being pursued by the Adviser is appropriate for the Fund and that, under the circumstances and in light of the foregoing considerations, the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that, during 2008, the expense ratio, net of waivers, for the Fund, although higher than the median for its Expense Universe, was not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective. The

APPROVAL OF ADVISORY AGREEMENT
(continued)

Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory and related services is reasonable and that the total expense ratio of the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

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This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures
     (as defined

     in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate
     Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 27, 2009
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Derek S. van Eck, CEO
                        ---------------------------

Date August 27, 2009
     ---------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date August 27, 2009
     ---------------